UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §.240.14a-12

Pharma-Bio Serv, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PHARMA-BIO SERV, INC.

Pharma-Bio Serv Building

#6 Road 696

Dorado, Puerto Rico, 00646

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 15, 2025

To our Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Pharma-Bio Serv, Inc. (the “Company”) will be held on Thursday, May 15, 2025, at 10:00 a.m. local time at the law offices of Akerman LLP at 201 East Las Olas Boulevard, Suite 1800, Ft. Lauderdale, Florida 33301 for the following purposes:

1. The election of one (1) director as our Class III director to serve for a term until the 2028 Annual Meeting of Stockholders or until his successor is duly elected and qualified;

2. The ratification of the selection of Crowe PR PSC as the Company’s independent certified public accountants for the fiscal year ending October 31, 2025;

3. A non-binding advisory vote on the compensation of the named executive officers of the Company (“Say on Pay”);

4. A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years; and

5. The transaction of such other and further business as may properly come before the meeting or any, adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on April 9, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the Annual Meeting. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2024 is being mailed with this proxy statement.

If you wish to attend the Annual Meeting in person, you must register in advance by following the instructions in the section titled “Registration for the Annual Meeting” in the enclosed proxy statement.

By order of the Board of Directors,
	By:	/s/ Pedro J. Lasanta
Pedro J. Lasanta Chief Financial Officer, Vice President Finance and Administration and Secretary
Dorado, Puerto Rico April 21, 2025

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2025

The Company’s proxy statement and the Annual Report on Form 10-K for the year ended October 31, 2024 are available at: http://www.pharmabioserv.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE OR USE THE INTERNET VOTING SYSTEM AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD OR BY USE OF THE INTERNET VOTING SYSTEM, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

PHARMA-BIO SERV, INC.

Pharma-Bio Serv Building

#6 Road 696

Dorado, Puerto Rico, 00646

PROXY STATEMENT

Annual Meeting of Stockholders

To be held on May 15, 2025

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of Pharma-Bio Serv, Inc. of proxies to be voted at our 2025 Annual Meeting of Stockholders and at any and all postponements or adjournments thereof. Our Annual Meeting will be held on Thursday, May 15, 2025, at 10:00 a.m. local time at the law offices of Akerman LLP at 201 East Las Olas Boulevard, Suite 1800, Ft. Lauderdale, Florida 33301. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about April 21, 2025. In this proxy statement Pharma-Bio Serv, Inc. and its subsidiaries are referred to as the “Company,” “we,” “our” or “us.”

Purposes of the Meeting

At the Annual Meeting, our stockholders will consider and vote upon the following matters:

(1) The election of one director as our Class III director to serve for a term until the 2028 Annual Meeting of Stockholders or until his successor is duly elected and qualified (the “Election of Director Proposal”);

(2) The ratification of the selection of Crowe PR PSC as the Company’s independent certified public accountants for the fiscal year ending October 31, 2025 (the “Auditor Ratification Proposal”);

(3) A non-binding advisory vote on the compensation of the named executive officers of the Company (“Say on Pay”) (the “Say on Pay Proposal”);

(4) A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years (the “Frequency Vote on Say on Pay Proposal”); and

(5) The transaction of such other and further business as may properly come before the meeting or any, adjournments or postponements of the meeting.

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock at the close of business on April 9, 2025, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 22,929,742 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

A majority of the outstanding shares of our common stock constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under New York Stock Exchange rules, a broker does not have the discretion to vote on Proposal 1 – Election of Director, Proposal 3 – Say on Pay Proposal and Proposal 4 – Frequency Vote on Say on Pay Proposal. As a result, any broker that is a member of the NYSE will not have the discretion to vote on Proposals 1, 3 and 4. A withhold vote or broker non-vote will have no effect on Proposal 1, 3 and 4.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” Proposal 1 – the Election of Director Proposal, “FOR” Proposal 2 – the Auditor Ratification Proposal, “FOR” Proposal 3 – the Say on Pay Proposal and “3 YEARS” for Proposal 4 – the Frequency Vote on Say on Pay Proposal. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

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The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of Equiniti Trust Company, our transfer agent, a proxy card for voting those shares will be included with this proxy statement. If you own shares in street name, meaning that your shares are held by a bank or brokerage firm or other nominee, you may instead receive a voting instruction form from that institution with this proxy statement to instruct it how to vote your shares.

The Board of Directors urges you to promptly date, sign and mail your proxy or to use the internet voting system set forth in the proxy, in the form enclosed with this proxy statement, to make certain that your shares are voted at the Annual Meeting. Proxies in the enclosed or other acceptable form that are received in time for the Annual Meeting will be voted. However, you may revoke your proxy at any time prior to its use by a revocation in writing to the Corporate Secretary at the Company’s principal executive offices at #6 Road 696 Dorado, Puerto Rico, 00646 or a later dated proxy that is received in sufficient time by the Company prior to the Annual Meeting; and, if you attend the Annual Meeting, you may vote your shares in person.

Attendance and Voting at the Annual Meeting

If you wish to attend the Annual Meeting in person, you must register in advance by following the instructions below under the section titled “Registration for the Annual Meeting.” If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card or by internet. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below. To obtain directions to the Annual Meeting, please visit Akerman LLP’s website at https://www.akerman.com/en/firm/offices/fort-lauderdale.html.

Registration for the Annual Meeting

If you wish to attend the Annual Meeting in person, you must register in advance. Please email 2025annualmeeting@akerman.com no later than Friday, May 9, 2025 at 5:00 p.m. ET. When contacting us, please provide us your name, the name under which you hold common stock of record or evidence of your beneficial ownership of common stock. As noted above, if you own common stock in street name you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares in order to vote your shares at the Annual Meeting. On the day of the Annual Meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport.

Revocation

If you own common stock of record, you may revoke a previously granted proxy at any time before it is voted by delivering to Pedro J. Lasanta, Chief Financial Officer, Vice President – Finance and Administration and Secretary of the Company, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

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PROPOSAL 1: ELECTION OF DIRECTOR

Our Board of Directors is currently comprised of four (4) directors divided into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term.

At the 2013 Annual Meeting of Stockholders, our stockholders approved an amendment to our Certificate of Incorporation, which phased-in the classification of our Board of Directors which began at the 2013 Annual Meeting of Stockholders. Pursuant to this amendment, the director initially elected in Class I stood for election at the 2014 Annual Meeting of Stockholders for a term expiring at the 2017 Annual Meeting of Stockholders, the directors initially elected in Class II stood for election at the 2015 Annual Meeting of Stockholders for a term expiring at the 2018 Annual Meeting of Stockholders and the directors initially elected in Class III stood for election at the 2016 Annual Meeting of Stockholders for a term expiring at the 2019 Annual Meeting of Stockholders. At this Annual Meeting of Stockholders and each Annual Meeting of Stockholders thereafter, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election, and until their successors have been duly elected and qualified.

Our Class I director is Irving Wiesen; our Class II directors are Kirk Michel and Dov Perlysky; and our Class III director is Howard Spindel.

Our Board of Directors is recommending Howard Spindel, our Class III director, be re-elected to serve for a term until the 2028 Annual Meeting of Stockholders or until his successor is duly elected and qualified. If Mr. Spindel becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the Board of Directors, and any shares represented by proxy will be voted for the substitute nominee.

The following table sets forth certain information concerning the director nominees and each of the other members of the Board of Directors:

Name	Age	Positions with the Company	Director Since	Year Term Expires and Class
Kirk Michel (1),(2)	69	Chairman of the Board	2006	2027 Class II
Dov Perlysky (2),(3)	62	Director	2004	2027 Class II
Howard Spindel (1),(3)	79	Director	2006	2025 Class III
Irving Wiesen (1),(2),(3)	70	Director	2006	2026 Class I

____________

(1)	Member of the Audit Committee and Compensation Committee.
(2)	Member of the Mergers and Acquisition Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

CLASS I – TERM EXPIRING AT 2026 ANNUAL MEETING

Irving Wiesen, a director since 2006, has practiced as an attorney specializing in food and drug law and regulation in the pharmaceutical and medical device industries for over forty years. For more than the past ten years he has been of counsel to the New York law firms, Ullman, Shapiro and Ullman, LLP and Cohen, Tauber, Spievack & Wagner. Prior to that, Mr. Wiesen was a partner in the New York food and drug law firm, Bass & Ullman, and also served as division counsel of Boehringer Ingelheim Pharmaceuticals, Inc. Mr. Wiesen represents pharmaceutical, medical device and biotechnology companies in all aspects of Food and Drug Administration regulation, corporate practice and compliance, litigation and allied commercial transactions. Mr. Wiesen received his J.D. degree from the New York University School of Law and holds an M.A. in English Literature from Columbia University and a B.A., cum laude, from Yeshiva University.

Mr. Wiesen brings extensive leadership, business, and legal experience to the Board. He has practiced as an attorney specializing in food and drug law and regulation in the pharmaceutical and medical device industries for over thirty years. His experience as a practicing lawyer in the pharmaceutical and medical device industries has given him broad understanding and expertise, particularly relating to legal and industry matters impacting the Company.

CLASS II– TERM EXPIRING AT 2027 ANNUAL MEETING

Kirk Michel, a director since 2006 and Chairman of the Board since January 2021, is the founder and a managing director of KEMA Advisors, Inc. (“KEMA”). Founded in 2000, KEMA is a boutique investment banking firm located in Charlotte, North Carolina. KEMA provides corporate finance advisory services to middle market companies and governmental agencies. Prior to KEMA, from 1995 to 2000, Mr. Michel was the co-founder and a managing director of Bahia Group Holdings, LLC, which provided corporate finance, public finance and merger and acquisition services to middle market companies and governmental agencies. Mr. Michel holds a M.B.A. degree in Finance and Accounting from the Columbia University Graduate School of Business and a B.A. in Economics from Northwestern University.

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Mr. Michel brings extensive leadership, business, and finance experience to the Board. His experience as an investment banker has given him broad understanding and expertise, particularly relating to business and finance matters.

Dov Perlysky, a director since 2004, has been the managing member of Nesher, LLC, a private investment firm since 2000. From 1998 until 2002, Mr. Perlysky was a vice president in the private client group of Laidlaw Global Securities, a registered broker-dealer. Mr. Perlysky was a director of Enzo Biochem, Inc., a growth-oriented life sciences and clinical laboratory company listed on the New York Stock Exchange, until January 2022, a director of Highlands Bancorp, Inc., a New Jersey community bank until its sale to Lakeland Bank in 2019 and a director of Engex, Inc., a closed end investment company until its dissolution in 2018. He received his B.S. in Mathematics and Computer Science from the University of Illinois in 1985 and a Masters in Management from the JL Kellogg Graduate School of Northwestern University in 1991.

Mr. Perlysky brings extensive leadership and business experience, as well as an in-depth understanding of the Company’s history, as the former president of the Company from 2004 to 2006, and tremendous knowledge of our business and the pharmaceutical industry, to the Board.

CLASS III -– DIRECTOR NOMINEE - TERM EXPIRING AT 2025 ANNUAL MEETING

Howard Spindel, a director since 2006, has been a consultant with Integrated Management Solutions, a securities industry consulting and recruitment firm which he founded, since 1985. In this capacity, he has also acted as a financial and operations principal, general securities principal, registered representative and options principal for several broker-dealers during this period. He was a director of Engex, Inc., a closed end investment company until its dissolution in 2018. Mr. Spindel received a B.S (Accounting) degree from Hunter College and is a member of the American Institute of Certified Public Accountants and of the New York State Society of Certified Public Accountants.

Mr. Spindel brings extensive leadership, business, and accounting experience to the Board. His experience as a consultant, certified public accountant and board member to other companies has given him broad understanding and expertise, particularly relating to business, accounting and finance matters.

Family Relationships

There are no family relationships among our executive officers and directors.

Vote Required and Recommendation

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Stockholders do not have the right to cumulate their votes for directors.

The Board of Directors recommends a vote “FOR” the nominee listed above.

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Director Compensation

Effective January 1, 2014, and as amended on March 16, 2022, the Compensation Committee of the Board approved the following compensation to our independent directors (i) a $12,500 quarterly retainer fee and (ii) an automatic annual stock option grant of 20,000 shares to be granted on the tenth day of January each year. Also, each independent director received an option to purchase 25,000 shares of the Company’s common stock on the date of his first election.

The following table summarizes the compensation earned and paid to our directors for the year ended October 31, 2024.

Name	Fees Earned (1)	Option Awards (2)(3)	Total
Kirk Michel	$50,000	$10,460	$60,460
Dov Perlysky	$50,000	$10,460	$60,460
Howard Spindel	$50,000	$10,460	$60,460
Irving Wiesen	$50,000	$10,460	$60,460

____________________

(1)	During the fiscal year ended October 31, 2024, all members of the Board of Directors individually earned and were paid fees of $50,000 each.
(2)

Amounts shown do not reflect compensation received by the directors. Instead, the amounts shown reflect the grant date fair value of options granted to the directors determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of the option awards are set forth under Note I - Stock Options and Stock Based Compensation in our audited financial statements for the fiscal year ended October 31, 2024 included in our Annual Report on Form 10-K for the year ended October 31, 2024.

(3)

The option grants have a term of five years from the grant date and an exercise price equal to the fair market value on the date of grant. The options are exercisable as to 50% of the shares six months from the date of grant and as to the remaining 50% 18 months from the date of grant.

As of October 31, 2024, each of the below named directors held the following number of options to purchase shares of common stock:

OPTIONS GRANTED TO

Grant Date	Exercise Price	H. Spindel	K. Michel	I. Wiesen	D. Perlysky
1/10/2020	$0.76	20,000	--	--	--
1/10/2021	$1.40	20,000	20,000	20,000	20,000
1/10/2022	$0.97	20,000	20,000	20,000	20,000
1/10/2023	$0.79	20,000	20,000	20,000	20,000
1/10/2024	$0.85	20,000	20,000	20,000	20,000

Board Meetings; Annual Meeting Attendance; Independence

The Board oversees our business and affairs and monitors the performance of management. The Board met regularly during the fiscal year ended October 31, 2024 (“fiscal 2024”) and continues to meet regularly to review matters affecting our Company and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2024, the Board of Directors held eight (8) meetings, and took one (1) action by written consent.  During fiscal 2024, all directors attended all Board and committee meetings held during this period. The Board of Directors encourages, but does not require, its directors to attend the Company’s Annual Meeting. All attended the 2024 Annual Meeting of Stockholders.

The Board has determined that the following directors are independent pursuant to Nasdaq Rule 5605 (“Nasdaq Rules”) (even though the Company’s securities are not traded on the Nasdaq market): Kirk Michel, Dov Perlysky, Howard Spindel and Irving Wiesen.

Code of Ethics

We have adopted an Amended and Restated Code of Business Conduct and Ethics ("Code of Ethics") that applies to all our senior management, including our principal executive officer, principal financial officer and principal accounting officer, and directors. We intend to post amendments to or waivers from our Code of Ethics (to the extent applicable to our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or controller, or persons performing similar functions) on our website, www.pharmabioserv.com. Our website is not part of this proxy statement.

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Insider Trading Policy

Our Insider Trading Policy, included within our Code of Ethics, governs the purchase, sale and other disposition of our securities by directors, officers, and employees that is designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards, as well as procedures designed to further the foregoing purposes. In addition, it is our intent to comply with applicable laws and regulations relating to trading in our securities. A copy of our Code of Ethics is included as Exhibit 14.1 to our most recent Annual Report.

Board Leadership Structure

The Board of Directors has no policy regarding the need to separate or combine the offices of Chairman of the Board and Principal Executive Officer and instead the Board of Directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company. Currently, the positions of Chairman and Chief Executive Officer are separate at Pharma-Bio Serv, Inc. Kirk Michel serves as our Chairman and Victor Sanchez serves as our President and Chief Executive Officer. At this time, the Company believes this segregation allows the Board of Directors to effectively provide guidance to and oversight of its management. Also, this structure allows Mr. Michel the opportunity to focus on the Company’s strategic expansion into new markets and mergers and acquisition activities.

Currently, the Company has not designated a lead independent director and executive sessions of the Board of Directors are presided over by the Chairman of the Board Committee having authority over the subject matter discussed at the executive session, as appropriate. We believe this leadership structure is appropriate based on the Company’s size and characteristics and its commitment to a strong, independent Board of Directors, exemplified by all of its current directors qualifying as an independent director.

Board Oversight of Enterprise Risk

The Board of Directors is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board of Directors identified below but the full Board of Directors has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The other committees of the Board of Directors consider the risks within their areas of responsibility. The Board of Directors satisfies their oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Committees

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee, the Mergers and Acquisition Committee, and the Nominating and Corporate Governance Committee.

Audit Committee

The members of the Audit Committee are Howard Spindel, Chairman, Kirk Michel and Irving Wiesen, all of whom are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Audit Committee consist of but are not limited to: (1) overseeing the financial reporting process; (2) meeting with our external auditors regarding audit results; (3) engaging and ensuring independence of our outside audit firm and (4) reviewing the effectiveness of the Company’s internal controls. The Audit Committee met four (4) times during fiscal 2024, and took one (1) action by written consent.

Our Board has determined that Mr. Spindel qualifies as an “Audit Committee financial expert” within the meaning of applicable regulations of the SEC, promulgated pursuant to the Sarbanes-Oxley Act of 2002. Our Board of Directors has adopted a written charter for the Audit Committee which the Audit Committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee’s charter is located on our website at www.pharmabioserv.com.

Compensation Committee

The members of the Compensation Committee are Kirk Michel, Chairman, Howard Spindel and Irving Wiesen, all of whom are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Compensation Committee consist of, but are not limited to: (1) approving salaries and incentive compensation of executive officers, as well as the compensation of our Board members; (2) reviewing compensation plans, policies and benefit programs for employees, generally and (3) administering the employee stock option and benefit plans, when designed by the Board. While performing its duties, the Compensation Committee receives substantial input from the President and Chief Executive Officer regarding the appropriate level and type of compensation for our executives, excluding the compensation paid to the President and Chief Executive Officer. The Compensation Committee has determined that no risks exist rising from the Company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee did not retain a compensation consultant to review our policies and procedures with respect to executive compensation for fiscal 2024. The Compensation Committee met zero times and took one (1) action by written consent during fiscal 2024. A copy of the Compensation Committee’s charter is located on our website at www.pharmabioserv.com.

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Mergers and Acquisitions Committee

The members of the Mergers and Acquisitions Committee are Dov Perlysky, Chairman, Kirk Michel and Irving Wiesen. Messrs. Michel, Perlysky and Wiesen are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Mergers and Acquisitions Committee consist of (1) reviewing and providing guidance to management and the Board with respect to business development activities including acquisitions, investment and divestiture strategies, (2) assisting management in the assessment of potential transactions, and (3) advising management and the Board in the selection and use of financial, legal and other advisors.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Irving Wiesen, Chairman, Dov Perlysky and Howard Spindel. We have not adopted a written charter for this committee at the present time. If the Nominating and Corporate Governance Committee identifies a need to replace a current member of the Board, to fill a vacancy on the Board, or to expand the size of the Board, the Nominating and Corporate Governance Committee considers candidates from a variety of sources. The process followed by the Nominating and Corporate Governance Committee to identify and evaluate candidates include (a) meetings to evaluate biographical information and background material relating to candidates, (b) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by us in reports filed with the SEC, (c) conducting background investigations by qualified independent organizations experienced in conducing criminal and civil investigatory reviews, (d) interviews of selected candidates by members of the Board and (e) such other personal and financial reviews and analyses as the Nominating and Corporate Governance Committee may deem appropriate in connection with the consideration of candidates. While the Nominating and Corporate Governance Committee does not have a formal policy on diversity, when considering the selection of director nominees, the Nominating and Corporate Governance Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.

Recommendations by the Nominating and Corporate Governance Committee of candidates for inclusion in the Board slate of director nominees are based upon criteria such as business experience and skills, independence as defined by the Nasdaq listing requirements (even though the Company’s securities are not traded on the Nasdaq market) or other independence standard deemed appropriate by the Nominating and Corporate Governance Committee, distinction in their activities, integrity, the ability to commit sufficient time and attention to the Board’s activities and the absence of potential conflicts with the Company’s interests. The Nominating and Corporate Governance Committee also considers any other relevant factors that it may from time to time deem appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluation of all prospective nominees. The Nominating and Corporate Governance Committee considers candidates for Board membership, including those suggested by stockholders applying the same criteria to all candidates. The Nominating and Corporate Governance Committee held zero meetings and took one (1) action by written consent during fiscal 2024.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our Board of Directors should address the communication either to the Board of Directors or to the individual director c/o Mr. Pedro J. Lasanta, Chief Financial Officer, Vice President - Finance and Administration and Secretary, Pharma-Bio Serv, Inc., the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico, 00646. Mr. Lasanta will forward the communication either to all of the directors, if the communication is addressed to the Board, or to the individual director, if the communication is directed to a director.

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Nominees for Director

Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our secretary at our principal executive offices. In order to be timely, the notice must be delivered as follows:

•	in the case of an annual meeting, not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the corporation); and

•	in the case of a special meeting of stockholders called for the purpose of electing directors, the notice shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting.

The stockholder’s notice to the secretary must set forth:

•	as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and (ii) such person’s written consent to being named as a nominee in any proxy statement and any associated proxy card for the Company’s next meeting of stockholders for the election of directors and to serving as a director if elected;

•	as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner, including any shares of any class or series of capital stock of the Company as to which such stockholder and such beneficial owner or any of its affiliates or associates has a right to acquire beneficial ownership at any time in the future, (iii) a description of any agreement, arrangement or understanding with respect to the nomination between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing (each of the foregoing, a “Stockholder Associated Person”), including, in the case of a nomination, the nominee, including any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the nomination(s) (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding), (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Company, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Company, (v) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (vi) a representation whether the stockholder or any Stockholder Associated Person intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee and/or (y) otherwise to solicit proxies or votes from stockholders in support of such nomination, (vii) in the case of a nomination, a representation whether the stockholder or any Stockholder Associated Person intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 promulgated under the Exchange Act, including by soliciting the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors, (viii) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, (ix) a description of any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such stockholder or beneficial owner has or shares a right, directly or indirectly, to vote any shares of any class or series of capital stock of the Company, (x) a description of any rights to dividends or other distributions on the shares of any class or series of capital stock of the Company, directly or indirectly, owned beneficially by such stockholder or beneficial owner that are separated or separable from the underlying shares of the Company, and (xi) a description of any performance-related fees (other than an asset based fee) that such stockholder or beneficial owner, directly or indirectly, is entitled to receive based on any increase or decrease in the value of shares of any class or series of capital stock of the Company or any interests described in clause (C)(iv); and

•	the names and addresses of other stockholders and beneficial owners known by any stockholder giving the notice (and/or beneficial owner, if any, on whose behalf the nomination is made) to support such nomination, and to the extent known, the class and number of all shares of the Company’s capital stock owned beneficially and/or of record by such other stockholder(s) and beneficial owner(s).

The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

Any person who desires to nominate a candidate for director at our 2026 Annual Meeting should provide the information required not later than February 14, 2026.

8

PROPOSAL 2: RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We are asking our stockholders to ratify the Audit Committee’s selection of Crowe PR PSC (formerly known as Horwath Velez & Co. PSC) (“Crowe”) as our independent certified public accountants for the year ending October 31, 2025. If the stockholders do not ratify the appointment of Crowe, the selection of our independent certified public accountants may be reconsidered by our Audit Committee.

We engaged Crowe as our independent public accountants on September 25, 2006. Crowe audited the Company’s consolidated financial statements for the fiscal years ended October 31, 2024 and 2023, which are included in our Annual Report for the year ended October 31, 2024. Representatives of Crowe are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Description of services:	Fiscal 2024	Fiscal 2023
Audit fees	$71,490	$64,990
Audit-related fees	$38,350	$35,675
Tax fees	--	--
All other services	$7,750	$7,150
Total Fees	$117,590	$107,815

Audit fees above are professional services associated with the integrated audit of our consolidated financial statements. Audit-related fees are primarily attributable to services rendered in connection to reviews of our quarterly condensed financial statements. All other fees are primarily attributable to retirement plan compliance audit services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Crowe and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case by case basis. The Audit Committee approved one hundred percent (100%) of all services provided by Crowe during Fiscal 2024 and 2023.

The Audit Committee has considered the nature and amount of the fees billed by Crowe, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Crowe’s independence.

Vote Required and Recommendation

The proposal to approve the selection of Crowe as our independent accountant for the fiscal year ending October 31, 2025 requires the affirmative vote of a majority of the votes cast.

The Board of Directors recommends a vote “FOR” the proposal.

9

PROPOSAL 3: NON−BINDING ADVISORY VOTE ON SAY ON PAY

Background of the Proposal

The Dodd−Frank Act requires all public companies to hold a separate non−binding advisory shareholder vote to approve the compensation of executive officers as described in the executive compensation tables and any related information in each such company’s proxy statement (commonly known as a “Say on Pay” proposal).  Pursuant to Section 14A of the Exchange Act we are holding a separate non-binding advisory vote on Say on Pay at the Annual Meeting.

Executive Compensation

The Board of Directors believes that our executive compensation programs are designed to secure and retain the services of high quality executives and to provide compensation to our executives that are commensurate and aligned with our performance and advances both short and long-term interest of ours and our shareholders.  We seek to achieve these objectives through two principal compensation programs:  a base salary and long-term equity incentives, in the form of grants of stock options.  Base salaries are designed primarily to attract and retain talented executives.  Grants of stock options are designed to provide a strong incentive for achieving long-term results by aligning interests of our executives with those of our stockholders, while at the same time encouraging our executives to remain with us.  The Board of Directors believes that our compensation program for our executive officers is appropriately based upon our performance and the individual performance and level of responsibility of the executive officer.

This Say on Pay proposal is set forth in the following resolution:

RESOLVED, that the stockholders of Pharma-Bio Serv, Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Pharma-Bio Serv, Inc.'s Proxy Statement for the 2025 Annual Meeting of Shareholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the "SEC"), including the compensation tables, and any related information found in the proxy statement of Pharma-Bio Serv, Inc.

Because your vote on this proposal is advisory, it will not be binding on the Board of Directors, the Compensation Committee or the Company. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Recommendation

The advisory vote on the Say on Pay proposal requires the affirmative vote of a majority of the votes cast.

The Board of Directors recommends a vote “FOR” the Say on Pay proposal.

10

 PROPOSAL 4: NON BINDING ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON SAY ON PAY IN FUTURE YEARS

Background of the Proposal

The Dodd−Frank Act also requires all public companies to hold a separate non−binding advisory shareholder vote with respect to the frequency of the vote on the Say on Pay proposal thereafter. Companies must give stockholders the choice of whether to cast an advisory vote on the Say on Pay proposal every year, every two years, or every three years (commonly known as the “Frequency Vote on Say on Pay”). Shareholders may also abstain from making a choice, pursuant to proposed rules recently issued by the SEC. After such initial votes are held, the Dodd−Frank Act requires all public companies to submit to their shareholders no less often than every six years thereafter the Frequency Vote on Say on Pay. The Company’s stockholders most recently voted on this resolution at the 2019 Annual Meeting of Stockholders at which time more than a majority of the votes cast were voted to have the say on pay proposal presented every three years.  Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are holding a separate non-binding advisory vote on the frequency of Say on Pay in future years at the Annual Meeting.

Frequency Vote on Say on Pay

As discussed above, the Board of Directors believes that our executive compensation programs are designed to secure and retain the services of high quality executives and to provide compensation to our executives that are commensurate and aligned with our performance and advances both short and long-term interest of ours and our shareholders.  The Board of Directors believes that giving our stockholders the right to cast an advisory vote every three years on their approval of the compensation arrangements of our named executive officers provides the Board of Directors sufficient time to thoughtfully evaluate and respond to shareholder input and effectively implement changes, as needed, to our executive compensation program.

Although the Board of Directors recommends that the Say on Pay proposal be voted on every three years, our shareholders will be able to specify one of four choices for the frequency of the vote on the Say on Pay proposal as follows: (i) one year, (ii) two years, (iii) three years, or (iv) abstain.  This is an advisory vote and will not be binding on the Board of Directors or the Company. The Board of Directors may determine that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than may be indicated by this advisory vote of our shareholders.  Nevertheless, the Compensation Committee will take into account the outcome of this advisory vote when considering how frequently to seek an advisory vote on Say on Pay in future years.

Vote Required and Recommendation

The option receiving the highest number of votes will be deemed to be the preferred frequency of our stockholders.

The Board of Directors recommends the selection of every “3 YEARS” as your preference for the frequency with which shareholders are provided an advisory vote on Say on Pay.

11

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent public accounting firm. We have engaged Crowe PR PSC (formerly known as Horwath Velez & Co. PSC) (“Crowe”) as our independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1) The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2) The Audit Committee has discussed with Crowe, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission (the "SEC").

3) The Audit Committee has also received the written disclosures and the letter from Crowe required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Crowe with that firm.

4) Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board and the Board approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2024, for filing with the SEC.

The foregoing has been furnished by the Audit Committee:

Howard Spindel, Chairman

Kirk Michel

Irving Wiesen

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

12

MANAGEMENT

Executive Officers

The following table sets forth certain information with respect to our executive officers.

Name	Age	Position
Victor Sanchez	54	Chief Executive Officer, President and President of European Operations
Pedro J. Lasanta	65	Chief Financial Officer, Vice President - Finance and Administration and Secretary

Victor Sanchez has served as our Chief Executive Officer and President since January 1, 2015 and as the President of the European Operations of the Company since January 2011. Prior to joining the Company, he served as Operations Manager in the LOCM and OSD divisions of Merck Sharp & Dohme, a pharmaceutical company, in Madrid, Spain from April 2010 to January 2011 and as Operations Manager of the LOCM division of Schering-Plough S.A., a pharmaceutical company, in Madrid, Spain, from September 2004 to April 2010. He served as Quality Control Validations Manager for Schering-Plough Products, LLC, a pharmaceutical company (“Schering-Plough”), in Puerto Rico from December 2000 to August 2004 and as Quality Control Laboratory Supervisor of Schering-Plough from April 1996 to December 2000. Mr. Sanchez holds a Bachelor of Science in Chemistry, summa cum laude, and a M.B.A. in Industrial Management, cum laude, from the Interamerican University of Puerto Rico. He holds a Post Graduate Diploma in Pharmaceutical Validation Technology from the Dublin Institute of Technology, Ireland. Mr. Sanchez is a chemist licensed by the Puerto Rico State Department and a member of the American Chemical Society, the Parenteral Drug Association, the Regulatory Affairs Professional Society, and the International Society for Pharmaceutical Engineers.

Pedro J. Lasanta has served as our Chief Financial Officer and Vice President - Finance and Administration since November 2007, and our Secretary since December 1, 2014. From 2006 until October 2007, Mr. Lasanta was in private practice as an accountant, tax and business counselor. From 1999 until 2006, Mr. Lasanta was the Chief Financial Officer for Pearle Vision Center PR, Inc. In the past, Mr. Lasanta was also an audit manager for Ernst & Young, formerly Arthur Young & Company. He is a cum laude graduate in business administration (accounting) from the University of Puerto Rico. Mr. Lasanta is a Certified Public Accountant. In 2012, he was awarded the Puerto Rico Manufacturers Association (North Region) Service Manager of the Year. Mr. Lasanta served as a Member of the Puerto Rico District Export Council for the U.S. Department of Commerce from January 2014 to December 2017.

13

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides the compensation paid to our principal executive officer and other executive officers whose total compensation exceeded $100,000 for the fiscal years ended October 31, 2024 and 2023 (the “Named Executive Officers”).

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Option Awards($)(2)	All Other Compensation		Total
Victor Sanchez	2024	$231,000	$600	--	$14,300	(3)	$245,900
President and Chief Executive Officer	2023	$231,000	$60,600	--	$32,070		$323,670

Pedro Lasanta	2024	$175,000	$600	$6,390	--		$181,990
Chief Financial Officer, Vice President-Finance and Administration and Secretary	2023	$175,000	$50,600	--	--		$225,600

____________________

(1)	Represents bonus for services in fiscal year 2023, which were paid in December 2023, and a statutory holiday bonus of $600 paid in December 2024 and 2023, respectively.
(2)

Amounts shown do not reflect compensation received by the executive officers. Instead, the amounts shown reflect the grant date fair value of options granted to the executive officers determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of the option awards are set forth under Note I - Stock Options and Stock Based Compensation in our audited financial statements for the fiscal year ended October 31, 2024 included in our Annual Report on Form 10-K for the year ended October 31, 2024. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

(3)	Represents (i) $14,300 health insurance plan expenses incurred in fiscal years 2024 and 2023 pursuant to Mr. Sanchez’s employment agreement and (ii) $17,770 accrued vacation pay in fiscal year 2023.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes information regarding equity-based awards held by our Named Executive Officers as of October 31, 2024.

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested
Victor Sanchez	8,350	(1)	8,325	(1)	$0.99	Dec. 9, 2026	--	--	--	--

Pedro Lasanta	8,350	(1)	8,325	(1)	$0.99	Dec. 9, 2026	--	--	--	--
			10,000	(2)	$1.00	Dec. 26, 2028

___________________

(1)

Represents options to purchase 25,000 shares of common stock which were granted on December 9, 2021, of which 8,325 were exercised on March 6, 2023. These options vest in three equal annual installments beginning on December 9, 2022.

(2)	Represents options to purchase 10,000 shares of common stock which were granted on December 26, 2023. These options vest in three equal annual installments beginning on December 26, 2024.

14

Employment Agreements

Victor Sanchez - Employment Agreement

On January 1, 2015, the Company entered into an Employment Agreement with Victor Sanchez, the Chief Executive Officer, President, and President of Europe Operations of the Company (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Sanchez is entitled to receive an annual base salary of $220,000 and such discretionary bonus, stock options and other equity-based incentives as determined by the Compensation Committee of the Company. Also, Mr. Sanchez is entitled to receive benefits provided to all other executive officers of the Company. Effective November 2, 2020, Mr. Sanchez’s salary was increased to $231,000.

Also, pursuant to the Employment Agreement, if the Company terminates the Employment Agreement and Mr. Sanchez’s employment other than for death, disability or cause, the Company shall (1) pay to Mr. Sanchez within 30 days after the date of termination (a) a lump-sum severance payment in an amount equivalent to one (1) year of salary at the time of the termination, less legal withholdings, or the severance established by PR labor law No. 80 of May 30, 1976, known as the “Wrongful Discharge Act” (“Ley de Despido Injustificado”), whichever amount is higher; (b) any bonuses that he may have earned up to the date of his termination, and (c) the value of any unused accrued vacation days, (2) provide executive one (1) year health coverage for the executive and dependents, and (3) provide that any restricted stock units, options or other similar granted awards held by him will become vested and exercisable for a three month period following the termination. Also, pursuant to the Employment Agreement, in the event of a change of control of the Company in connection with a sale, merger or acquisition of the Company or the Company ceases to be a public company, and is no longer subject to the reporting obligations of the Securities Exchange Act of 1934, as amended, any restricted stock units, options or other similar granted awards held by Mr. Sanchez will become vested and exercisable immediately prior to such event. If the Employment Agreement is terminated for death, disability or cause, no additional compensation will be payable subsequent to the date of such termination. The Employment Agreement also includes standard provisions relating to non-competition, non-solicitation and confidentiality.

Pedro Lasanta - Employment Agreement

On November 5, 2007, we entered into an employment agreement with Pedro Lasanta, our Chief Financial Officer and Vice President - Finance and Administration and Secretary, for a one year term pursuant to which we paid Mr. Lasanta an annual salary of $100,000 plus a monthly car allowance of $500. Mr. Lasanta’s employment agreement has a non-competition provision pursuant to which he agrees that during the term of the agreement and for one year thereafter, Mr. Lasanta will not, directly or indirectly, engage in a competing business or solicit any customer or seek to persuade any customer to reduce the amount of business it does with us or seek to persuade any employee to leave our employment.

On December 17, 2008, we entered into an amendment to the employment agreement with Mr. Lasanta pursuant to which the term of the contract was extended indefinitely. The amended employment agreement provides that we will pay Mr. Lasanta an annual salary of $110,000 and an annual bonus in cash or Company stock options to be granted based on performance metrics to be established. Pursuant to the amended employment agreement, we will grant Mr. Lasanta options to purchase 30,000 shares of Company stock having an exercise price equal to fair market value on the date of grant and vesting in three equal annual installments beginning one year from November 1, 2008. In addition, upon termination of Mr. Lasanta’s employment for reasons other than those set forth in his amended employment agreement, Mr. Lasanta will receive a lump-sum severance payment in an amount equivalent to six months of his salary at the time of the termination, less legal withholdings, or the severance established by Ley de Despido Injustificado, whichever amount is higher. All other terms and conditions of Mr. Lasanta’s employment agreement remain the same.

On March 11, 2009, upon the approval of the Company’s Compensation Committee, the Company entered into an Amendment to Employment Agreement with Mr. Lasanta to reduce Mr. Lasanta’s current annual base salary from $110,000 to $106,000 and to eliminate Mr. Lasanta’s automobile allowance effective March 1, 2009. Effective January 1, 2010, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to restore Mr. Lasanta’s annual base salary to $110,000. On January 31, 2012, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to increase Mr. Lasanta’s annual base salary from $110,000 to $125,000. On December 31, 2012, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to increase Mr. Lasanta’s annual base salary from $125,000 to $150,000 as of January 1, 2013. All other terms and conditions of Mr. Lasanta’s employment agreement, as amended, remain the same.

On February 17, 2014, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to increase Mr. Lasanta’s salary to $160,000, effective January 1, 2014 (the “Lasanta Amendment”). Also, pursuant to the Lasanta Amendment, if the Company terminates the employment agreement of Mr. Lasanta other than for death, disability or cause, the Company shall (1) pay to the executive within 30 days after the date of termination (a) a lump-sum severance payment in an amount equivalent to one (1) year of salary at the time of the termination, less legal withholdings, or the severance established by Ley de Despido Injustificado, whichever amount is higher; (b) any bonuses that the executive may have earned up to the date of his termination, and (c) the value of any unused accrued vacation days, (2) provide executive one (1) year health coverage for the executive and dependents, and (3) provide that any restricted stock units, options or other similar granted awards held by the executive will become vested and exercisable for a three month period following the termination. Also, pursuant to the Lasanta Amendment, in the event of a change of control of the Company in connection with a sale, merger or acquisition of the Company or the Company ceases to be a public company, and is no longer subject to the reporting obligations of the Securities Exchange Act of 1934, as amended, any restricted stock units, options or other similar granted awards held by Mr. Lasanta will become vested and exercisable immediately prior to such event.

On October 7, 2019, the Company amended the Employment Agreement of Mr. Lasanta to increase his salary from $160,000 to $175,000, effective October 7, 2019.

15

PAY VERSUS PERFORMANCE

The following relationship between executive compensation and our Company’s financial performance information is provided in accordance with the requirements of Item 402(v) of Regulation S-K (the “Regulation”). The table below summarizes compensation values as previously reported in our “Executive Compensation-Summary Compensation Table”, as well as the adjusted values required and calculated based on the Regulation for our fiscal years ended October 31, 2024, 2023 and 2022.

Fiscal Year	Summary Compensation Table Total for PEO(1)(3)	Compensation Actually Paid to PEO(4)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(2)(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Income (Loss)(6)
2024	$245,900	$241,231	$181,900	$173,561	$74.03	$(777,619)
2023	$323,670	$321,495	$225,600	$223,425	$89.15	$1,310,180
2022	$313,540	$309,875	$223,240	$173,775	$84.11	$1,006,684

____________

(1)	Victor Sanchez is our President and Chief Executive Officer, the Principal Executive Officer (“PEO”).

(2)	Pedro Lasanta is our Chief Financial Officer, Vice President-Finance and Secretary, the Non-PEO Named Executive Officer (“Non-PEO NEO”).

(3)

The Summary Compensation Table Total (the “SCT”) represents the total compensation for each corresponding year in the “Total” column of the Executive Compensation—Summary Compensation Table for the PEO and the Non-PEO NEO, as applicable.

(4)

Compensation Actually Paid (the “CAP”) represents the amount calculated pursuant to the Item 402(v) of Regulation S-K required adjustments to the reported SCT. For further details see the CAP table below.

(5)

Total Shareholder Return (“TSR”) illustrates the value, as of the last day of the indicated fiscal year, of a hypothetical investment of $100 in our common stock on October 31, 2020. TSR is calculated by dividing the sum of the cumulative amount of dividends for the fiscal year, assuming dividend reinvestment, and the difference between our Company’s share price at the end and the beginning of the fiscal year, by our Company’s share price at the beginning of the measurement period.

(6)	Represents the net income (loss) reflected in our consolidated audited financial statements for the applicable year.

The following CAP table represents the CAP calculation for the PEO and the Non-PEO NEO pursuant to the Regulation for the years ended October 31, 2024, 2023 and 2022.

Named Executive Officer	Fiscal Year	Summary Compensation Table Total	Less: Summary Compensation Table Option Awards(a)	Plus: Reg Based Awards Total Net Compensation Act Paid Adjustments(b)	Compensation Actually Paid
PEO	2024	$245,900	$-	$(4,669)	$241,231
	2023	$323,670	$-	$(2,175)	$321,495
	2022	$313,540	$(14,640)	$10,975	$309,875

Non-PEO NEO	2024	$181,990	$(6,390)	$(2,039)	$173,561
	2023	$225,600	$-	$(2,175)	$223,425
	2022	$223,240	$(14,640)	$(34,825)	$173,775

16

(a)	The Reported Value of Equity Awards represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for the applicable year.

(b)

The Equity Award Adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Compensation Actually Paid and Company TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s TSR over the fiscal three year period from 2022 through 2024.

Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s Net Income over the fiscal three year period from 2022 through 2024.

17

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP MANAGEMENT

The following table provides information as to shares of common stock beneficially owned as of April 9, 2025 by:

•	each director;
•	each Named Executive Officer named in the summary compensation table;
•	each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and
•	all directors and executive officers as a group.

As of April 9, 2025, the Company had 22,929,742 shares of common stock outstanding. As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights and the address for each person is c/o Pharma-Bio Serv, Inc., the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico, 00646.

Name	Shares of Common Stock Beneficially Owned at April 9, 2025	Percentage
Directors and Executive Officers
Dov Perlysky(1)	2,061,548	9.0%
Kirk Michel(2)	454,308	2.0%
Howard Spindel(3)	112,504	*
Irving Wiesen(4)	124,250	*
Victor Sanchez(5)	28,057	*
Pedro Lasanta(6)	139,193	*
All Directors and Executive Officers as a group	2,919,860	12.6%
(six persons)(7)		%
5% or Greater Stockholders
Elizabeth Plaza(8)	3,852,921	16.8%
Venturetek, L.P.(9)	3,132,932	13.7%
Ramon Luis Dominguez Thomas (10)	2,060,060	9.0%
Addison McKinley Levi III (11)	2,050,059	8.9%
Adam Hirsh (12)	1,172,179	5.1%

____________

* Less than 1%.

(1)

The shares of common stock beneficially owned by Mr. Perlysky include (i) 54,203 shares directly owned, (ii) 1,164,554 shares of common stock owned by Krovim, LLC, (iii) 772,791 shares owned by LDP Family Partnership and (iv) 70,000 shares of common stock issuable upon exercise of options, which are exercisable as of April 9, 2025.

(2)

The shares of common stock beneficially owned by Mr. Michel consist of (i) 43,602 shares directly owned, (ii) 70,000 shares of common stock issuable upon exercise of options, which are exercisable as of April 9, 2025, and (iii) 340,706 shares of common stock owned by KEMA Advisors, of which Mr. Michel is managing director.

(3)

The shares of common stock owned by Mr. Spindel represent (i) 42,504 shares held in a trust established by Mr. Spindel's deceased spouse for the benefit of Mr. Spindel, which Mr. Spindel intends to distribute such shares to his adult children, and (ii) 70,000 shares issuable upon exercise of options, which are exercisable as of April 9, 2025.

(4)	The shares of common stock owned by Mr. Wiesen represent 54,250 shares directly owned and 70,000 shares issuable upon exercise of options, which are exercisable as of April 9, 2025.
(5)	The shares of common stock owned by Mr. Sanchez represent 11,382 shares directly owned and 16,675 shares issuable upon exercise of options, which are exercisable as of April 9, 2025.
(6)	The shares of common stock owned by Mr. Lasanta represent 119,188 shares directly owned and 20,005 shares issuable upon exercise of options, which are exercisable as of April 9, 2025.
(7)	Includes 316,680 shares issuable upon the exercise of options, which are exercisable as of April 9, 2025.

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(8)

This information was obtained from the Form 4 filed by Elizabeth Plaza on June 28, 2021. The postal address stated on Ms. Plaza’s Form 4 is Calle Marginal Costa De Oro C-3, Suite 2, Dorado, Puerto Rico 00646.

(9)

This information was obtained from Amendment No. 4 to Schedule 13 D/A filed by Venturetek, L.P. (“Venturetek”) on September 6, 2011. This information does not include 1,565,058 shares underlying warrants, which warrants expired in January 2011, listed in the Schedule 13 D/A filed on January 5, 2011. Mr. David Selengut is the manager of TaurusMax LLC, which is the general partner of Venturetek. The postal address stated on Venturetek, L.P.’s Schedule 13D/A is 150 East 42nd Street, New York, NY 10017.

(10)

This information was obtained from a Schedule 13D filed by Ramon Luis Dominguez Thomas on March 27, 2014. The postal address stated on Mr. Dominguez Thomas’ Schedule 13D is c/o San Juan Holdings, Inc., MCS Plaza, Suite #305, 255 Ponce de Leon Avenue, San Juan, PR, 00917.

(11)

This information was obtained from a Schedule 13D filed by Addison McKinley Levi III on March 27, 2014. The postal address stated on Mr. Levi’s Schedule 13D is c/o San Juan Holdings, Inc., MCS Plaza, Suite #305, 255 Ponce de Leon Avenue, San Juan, PR, 00917.

(12)	This information was obtained from a Schedule 13G filed by Adam Hirsh on October 15, 2019. The postal address stated on Mr. Hirsh’s Schedule 13G is 1021 Saturn Court Incline Village, Nevada 89451.

Equity Compensation Plan Information

The following table summarizes the equity compensation plans under which our securities may be issued as of October 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price per share of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
2014 Long-Term Incentive Plan(1)	393,350	$0.9887	1,110,000
Equity compensation plans not approved by security holders	--	$--	--
Total	393,350		1,110,000

_______________________

(1)	The 2014 Long-Term Incentive Plan was approved by stockholders in April 2014, and amended on May 2, 2024 by the stockholders to extend the term for an additional ten years ending March 31, 2034.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

The Company conducts its headquarters administrative operations in office facilities located in Dorado, Puerto Rico (the “Office Facilities”). The Office Facilities are leased from an affiliate of our past Chairman of the Board and greater than 5% stockholder, as set forth in footnote (8) of the beneficial ownership table above . The lease agreement was for an initial five-year term commencing January 1, 2016, with a renewal option for five additional years which was exercised and became effective January 1, 2021. The lease agreement, as amended, has monthly rental payments of $14,561 through the end of the renewal option term. The lease agreement also requires the payment of utilities, property taxes, insurance and expenses incurred by the affiliate in connection with the maintenance of common areas.

On August 19, 2024, the Company entered into an agreement (the "AI Agreement") with a company which Dov Perlysky, a member of our Board of Directors, and Mr. Perlysky's brother-in-law, Alan Stahler, indirectly hold a minority interest and are indirect managers of (the “AI Company”). Pursuant to the AI Agreement, for $250,000 the Company obtained (i) the development of a dashboard tool (the “Lead Generation Technology Platform”) based on artificial intelligence which will research and automate business development opportunities and the recruitment and placement of personnel for the Company, (ii) a 2.44% membership interest (the “Membership Interest”) in the AI Company, and (iii) a two year term grant of option (the “Option”) to obtain an aggregate 16.67% interest in the AI Company at an exercise price of $1,750,000. Once completed, the AI Company will remain available to improve, support and maintain the Lead Generation Technology Platform for such amount as may be mutually agreed in good faith, based on the Company’s requirements. For additional information relating to the accounting of this related party transaction, see Note M to the Consolidated Financial Statements included in Part II, Item 8 of our Annual Report on Form 10-K for the year ended October 31, 2024.

FINANCIAL STATEMENTS

A copy of our Annual Report on Form 10-K for the year ended October 31, 2024, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the report for financial and other information about us.

Additional copies of our Annual Report on Form 10-K for the year ended October 31, 2024 may be obtained without charge by writing to Mr. Pedro J. Lasanta, Chief Financial Officer, Vice President - Finance and Administration and Secretary, Pharma-Bio Serv, Inc., #6 Road 696, Dorado, Puerto Rico, 00646. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such site is http://www.sec.gov.

OTHER MATTERS

Other Matters to be Submitted

Our Board of Directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Proxy Solicitation Costs

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or via the internet, electronic transmission and facsimile transmission, but such persons will not receive any special compensation for such services. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.

Deadline for Submission of Stockholder Proposals for the 2026 Annual Meeting

Proposals of stockholders intended to be presented at the 2026 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than December 22, 2025 to be included in the proxy statement for that meeting.

In addition, in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to the Secretary of our Company at our principal offices no earlier than January 15, 2026 and no later than February 14, 2026. If notice of any stockholder proposal is received after February 14, 2026, then the notice will be considered untimely and we are not required to present such proposal at the 2026 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2026 Annual Meeting may exercise discretionary voting power with respect to such proposal.

Additionally, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than, March 16, 2026.

A copy of the Annual Report on Form 10-K for the year ended October 31, 2024 has been mailed to every stockholder of record. The Annual Report on Form 10-K for the year ended October 31, 2024 is not considered proxy soliciting material.

20

0

PHARMA-BIO SERV, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Victor Sanchez and Pedro J. Lasanta or either of them acting in the absence of the other, with full power of substitution or revocation, proxies for the undersigned, to vote at the 2025 Annual Meeting of Stockholders of Pharma-Bio Serv, Inc. (the "Company"), to be held at 10:00 a.m. local time, on Thursday, May 15, 2025, at the law offices of Akerman LLP at 201 East Las Olas Boulevard, Suite 1800, Fort Lauderdale, Florida 33301, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

PHARMA-BIO SERV, INC.

May 15, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

The Company's proxy statement and the 2024 Annual Report on Form 10-K are available at http://www.pharmabioserv.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

10130304000000001000 7 051525

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3 AND "3 YEARS" FOR PROPOSAL 4 LISTED BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following Class III director

NOMINEES:
Howard Spindel

☐ **FOR THE NOMINEE**

☐ **WITHHOLD AUTHORITY FOR THE NOMINEE**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4. A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years.	☐	☐	☐	☐

5. In their discretion, upon the transaction of such other business as may properly come before the meeting.

All of the above as set forth in the Proxy Statement, dated April 21, 2025.

The shares represented by this proxy will be voted on Proposals 1, 2, 3 and 4 as directed by the stockholder, but if no direction is indicated, will be voted FOR Proposals 1, 2 and 3 and for 3 YEARS for Proposal 4.

Pre-registration is required to attend the Annual Meeting. Please follow the instructions in the Proxy Statement, dated April 21, 2025, for pre-registration.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

PHARMA-BIO SERV, INC.

May 15, 2025

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

The Company's proxy statement and the 2024 Annual Report on Form 10-K are available at http://www.pharmabioserv.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

10130304000000001000 7 051525

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3 AND "3 YEARS" FOR PROPOSAL 4 LISTED BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following Class III director

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

NOMINEES:
Howard Spindel

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

4. A non-binding advisory vote on the frequency of the advisory vote on Say on Pay in future years. ☐ 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN

5. In their discretion, upon the transaction of such other business as may properly come before the meeting.

All of the above as set forth in the Proxy Statement, dated April 21, 2025.

The shares represented by this proxy will be voted on Proposals 1, 2, 3 and 4 as directed by the stockholder, but if no direction is indicated, will be voted FOR Proposals 1, 2 and 3 and for 3 YEARS for Proposal 4.

Pre-registration is required to attend the Annual Meeting. Please follow the instructions in the Proxy Statement, dated April 21, 2025, for pre-registration.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.